UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011

THE MIDDLEBY CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 11, 2011, The Middleby Corporation (the “Company”) held its annual meeting of stockholders.  A total of 17,364,961 shares of common stock were present in person or by proxy, which represented approximately 94.06% of the shares entitled to vote and which constituted a quorum. The matters presented for a vote at the meeting and the related results were as follows:

1.	ELECTION OF DIRECTORS

Proposal one was the election of seven (7) directors.  The shares present were voted as follows:

Nominees	For	Against	Abstain	Broker Non-Votes

Selim A. Bassoul	12,429,406	3,007,980	6,236	1,921,339
Robert B. Lamb	14,962,176	474,682	6,764	1,921,339
Ryan Levenson	14,611,551	824,581	7,490	1,921,339
John R. Miller III	14,632,203	804,369	7,050	1,921,339
Gordon O’Brien	14,779,740	656,492	7,390	1,921,339
Philip G. Putnam	14,819,016	616,902	7,704	1,921,339
Sabin C. Streeter	14,821,061	615,070	7,491	1,921,339

Pursuant to the foregoing votes, all seven nominees listed above were elected to serve on the Company’s Board of Directors.

2.	ADOPTION OF 2011 LONG-TERM INCENTIVE PLAN

Proposal two was the approval of the adoption of the Company’s 2011 Long-Term Incentive Plan.  The shares present were voted as follows:

FOR: 12,929,435    AGAINST: 2,505,614    ABSTAIN: 8,573    BROKER NON-VOTES: 1,921,339

Pursuant to the foregoing votes, the adoption of the Company’s 2011 Long-Term Incentive Plan was approved.

3.	ADOPTION OF VALUE CREATION INCENTIVE PLAN

Proposal three was the approval of the adoption of the Company’s Value Creation Incentive Plan.  The shares present were voted as follows:

FOR: 14,856,340    AGAINST: 578,479    ABSTAIN: 8,803    BROKER NON-VOTES: 1,921,339

Pursuant to the foregoing votes, the adoption of the Company’s Value Creation Incentive Plan was approved.

4.	ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal four was the approval, by an advisory vote, of the 2010 compensation of the Company’s named executive officers.  The shares present were voted as follows:

FOR: 14,165,806    AGAINST: 1,230,001    ABSTAIN: 47,815    BROKER NON-VOTES: 1,921,339

Pursuant to the foregoing votes, the 2010 compensation of the Company’s named executive officers was approved on an advisory basis.

5.	ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION

Proposal five was the approval, by an advisory vote, of the selection, by an advisory vote, of holding an advisory vote on executive compensation every three years.  The shares present were voted as follows:

1 YEAR: 10,290,378    2 YEARS: 17,771    3 YEARS: 5,085,777    ABSTAIN: 49,696

Following the annual meeting, the Company’s Board of Directors reviewed the voting results and, in response to the vote by the stockholders along with other factors, approved a resolution to hold future non-binding, advisory votes on executive compensation every year until the next required non-binding, advisory vote on the frequency of the advisory vote on executive compensation.

6.	RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

Proposal six was the ratification of Deloitte & Touche LLP as independent public accountant of the Company for the current fiscal year ending December 31, 2011.  The shares present were voted as follows:

FOR: 16,369,835    AGAINST: 984,435    ABSTAIN: 10,691    BROKER NON-VOTES: 0

Pursuant to the foregoing votes, the ratification of Deloitte & Touche LLP as the Company’s independent public accountant for the current fiscal year was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Dated: May 17, 2011	By:	/s/ Timothy J. FitzGerald
Timothy J. FitzGerald
Vice President and Chief Financial Officer